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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          May 25, 1999
                                                --------------------------------



                                   Aware, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       Massachusetts                000-21129                    04-2911026
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(STATE OR OTHER JURISDICTION       (COMMISSION                 (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)



40 Middlesex Turnpike, Bedford, Massachusetts                            01730
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



Registrant's telephone number, including area code        (781) 276-4000
                                                  ------------------------------



                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)








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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The registrant's audit committee has recommended, and the registrant's board of directors has unanimously voted, effective May 25, 1999, to appoint PricewaterhouseCoopers LLP as its independent accountants for the fiscal year ending December 31, 1999, and to dismiss Deloitte & Touche LLP, which had served as the registrant's independent accountants since April 1996.

     During the registrant's fiscal years ended December 31, 1998 and December 31, 1997, and the subsequent interim period prior to May 25, 1999, Deloitte & Touche LLP did not have any disagreement with the registrant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the registrant's financial statements.

     The reports of Deloitte & Touche LLP on the registrant's financial statements for the period from January 1, 1997 through December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the period from January 1, 1997 through May 25, 1999, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.


  EXHIBIT
  NUMBER        DESCRIPTION
  -------       -----------

   16.1 Deloitte & Touche LLP letter dated June 1, 1999 regarding the change in the registrant's certifying accountants








                                      -2-




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AWARE, INC.


Date: June 1, 1999                 By: /s/ Richard P. Moberg
                                      ----------------------------------------
                                       Richard P. Moberg
                                       Chief Financial Officer and Treasurer



















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                                  EXHIBIT INDEX

  EXHIBIT
  NUMBER        DESCRIPTION
  -------       -----------

   16.1 Deloitte & Touche LLP letter dated June 1, 1999 regarding the change in the registrant's certifying accountants